UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K/A
Current Report Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 6, 2010
Donegal Group Inc.

(Exact name of registrant as specified in its charter)

Delaware	0-15341	23-02424711

(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. employer identification no.)

1195 River Road, Marietta, Pennsylvania	17547

(Address of principal executive offices)	(Zip code)
Registrant’s telephone number, including area code: 717-426-1931
Not Applicable

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note.
     On December 8, 2010, we filed a current report on Form 8-K to report under Item 2.01 that we had completed the acquisition of Michigan Insurance Company, or MICO. In response to Item 9.01(a) and (b) of Form 8-K, we stated that we would file the required financial statements of the business acquired and pro forma financial information by amendment within the time applicable SEC rules permit. We file this Form 8-K/A to provide the required financial statements and pro forma financial information.
Item 9.01. Financial Statements and Exhibits.
(a)	Financial Statements of the Businesses Acquired.
     We incorporate MICO’s audited balance sheet as of December 31, 2009 and audited statement of operations and statement of cash flows for the year ended December 31, 2009 by reference to Exhibit 99.3 to this Form 8-K/A. We incorporate MICO’s unaudited balance sheet as of September 30, 2010, unaudited statements of income for the nine months and three months ended September 30, 2010 and 2009 and unaudited statement of cash flows for the nine months ended September 30, 2010 and 2009 by reference to Exhibit 99.4 to this Form 8-K/A.
(b)	Pro Forma Financial Information.
     We incorporate the pro forma financial information required by this item by reference to Exhibit 99.5 to this Form 8-K/A.
(c)	Not applicable.

(d)	Exhibits.

Exhibit No.	Exhibit Description

2.1*	Amended and Restated Agreement and Plan of Merger dated as of December 6, 2010 among Michigan Insurance Company, West Bend Mutual Insurance Company, Donegal Group Inc. and DGI Acquisition Corp.

2.2*
Amendment to Agreement and Plan of Merger dated as of December 8, 2010 among Donegal Acquisition Inc., Donegal Financial Services Corporation, Donegal Mutual Insurance Company, Donegal Group Inc. and Union National Financial Corporation.

Exhibit No.	Exhibit Description

99.1*	Donegal Group Inc. press release dated December 6, 2010.

99.2*	Donegal Group Inc. and Union National Financial Corporation joint press release dated December 8, 2010.

99.3	Audited balance sheet as of December 31, 2009 and audited statement of operations and statement of cash flows for the year ended December 31, 2009 of Michigan Insurance Company.

99.4
Unaudited balance sheet as of September 30, 2010, unaudited statements of income for the nine months and three months ended September 30, 2010 and 2009 and unaudited statement of cash flows for the nine months ended September 30, 2010 and 2009 of Michigan Insurance Company.

99.5	Unaudited pro forma condensed consolidated financial information of Donegal Group Inc. as of September 30, 2010 and for the nine months ended September 30, 2010 and the year ended December 31, 2009.

*	Previously filed.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DONEGAL GROUP INC.
By:	/s/ Jeffrey D. Miller
Jeffrey D. Miller, Senior Vice President and Chief Financial Officer

Date: February 17, 2011